Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of American Equity Investment Life Holding Company (the "Company") on Form 10-Q for the period ended September 30, 2022 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Axel Andre, Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2022	By:	/s/ Axel Andre
Axel Andre
Chief Financial Officer and Executive Vice President
(Principal Financial Officer)